APRIL 1, 2011	SUMMARY PROSPECTUS Managers International Equity Fund TICKER: MGITX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.managersinvest.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus and statement of additional information, dated April 1, 2011, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Managers International Equity Fund’s (the “Fund” and “International Equity Fund”) investment objective is to achieve long-term capital appreciation. Income is the Fund’s secondary objective.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable, within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.90%

Distribution and Service (12b-1) Fees	None

Other Expenses	0.80%

Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses[1]	1.71%

Fee Waiver and Expense Reimbursements[2]	(0.31)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.40%

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The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

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Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2012, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.39% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2012. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$143	$509	$899	$1,994

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective of long-term capital appreciation by investing in a diversified portfolio of equity securities of non-U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally common and preferred stocks). Additionally, under normal circumstances, the Fund invests at least 65% of its total assets in common and preferred stocks of non-U.S. companies.

The Fund may invest in companies of any size. The Fund primarily invests in securities of issuers in developed countries, but may also invest in countries designated by the World Bank or the United Nations to be a developing country or an emerging market. Under normal circumstances, the Fund will invest in a minimum of three countries, including the United States.

SUM013-0411

MANAGERS INTERNATIONAL EQUITY FUND SUMMARY PROSPECTUS

The Fund’s assets are currently managed by three Subadvisors, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. Each Subadvisor examines the underlying businesses, financial statements, competitive environments, and company management in order to assess the future profitability of each company. Specifically:

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AllianceBernstein uses a value approach that seeks to identify companies whose shares are available for less than what it considers to be fair value. AllianceBernstein uses a proprietary return model based on fundamental analysis of businesses in order to identify companies with the most attractive value attributes.

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Lazard generally seeks to identify long-term investment themes that may affect the profitability of companies in particular industries, regions, or countries. For example, Lazard may identify broad-based demographic trends, such as an increase in the average age of a region’s population, which may make investment in particular companies or industries attractive.

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Martin Currie uses a fully integrated investment process to identify what it believes are the best investment opportunities internationally. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research. Martin Currie believes “change” is the central dynamic behind stock price movement. This means that its process attempts to recognize change at the company level and at the macro level. Martin Currie believes its investment process allows it to identify, evaluate, and exploit change at an early stage.

•	A stock is typically sold if a Subadvisor believes that the key drivers of earnings are generally recognized and discounted into the price of the security.

With the combination of the above strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations to the stocks such as increases in the price to earnings ratios.

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the risks of investing in the Fund.

Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars.

Emerging Markets Risk—investments in emerging markets can be subject to the general risks of foreign investments, as well as additional risks which can result in greater volatility.

Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Political Risk—changes in the political status of any country can have profound effects on the value of investments exposed to that country.

Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 1.800.835.3879.

Calendar Year Total Returns as of 12/31/10

Best Quarter: 24.75% (2nd Quarter 2009)

Worst Quarter: -23.19% (3rd Quarter 2008)

2	Managers Investment Group

MANAGERS INTERNATIONAL EQUITY FUND SUMMARY PROSPECTUS

Average Annual Total Returns as of 12/31/10

Managers International Equity Fund	1 Year	5 Years	10 Years
Return Before Taxes	4.31%	0.56%	1.51%

Return After Taxes on Distributions	4.34%	0.66%	1.54%

Return After Taxes on Distributions and Sale of Fund Shares	3.17%	0.71%	1.44%

MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	7.75%	2.46%	3.50%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisors

AllianceBernstein L.P. (“AllianceBernstein”)

Lazard Asset Management LLC (“Lazard”)

Martin Currie Inc. (“Martin Currie”)

Portfolio Managers

AllianceBernstein

Kevin F. Simms, Co-Chief Investment Officer of International Value Equities & Director of Research of Global Value Equities, Alliance Bernstein; Portfolio Manager of the Fund since 03/02.

Sharon E. Fay, Head of Equities & Chief Investment Officer of Global Value Equities, Alliance Bernstein; Portfolio Manager of the Fund since 03/02.

Henry S. D’Auria, Chief Investment Officer of Emerging Markets Value Equities & Co-Chief Investment Officer of International Value Equities, Alliance Bernstein; Portfolio Manager of the Fund since 03/02.

Joseph Gerard Paul, Chief Investment Officer of U.S. Large Cap Value Equities & North American Value Equities; Global Head of Diversified Value Services, AllianceBernstein; Portfolio Manager of the Fund since 01/10.

Lazard

William E. Holzer, Managing Director & Portfolio Manager, Lazard; Portfolio Manager of the Fund since 09/03.

Nicolas Bratt, Managing Director & Portfolio

Manager, Lazard; Portfolio Manager of the Fund since 09/03.

Irene T. Cheng, Managing Director & Portfolio Manager, Lazard; Portfolio Manager of the Fund since 09/03.

Andrew Norris, Managing Director & Portfolio Manager, Lazard; Portfolio Manager of the Fund since 09/03.

Martin Currie

James Fairweather, Head of Global Equities & Portfolio Manager, Martin Currie; Lead Portfolio Manager of the Fund since 03/09.

Christine Montgomery, Director of Global Equities & Portfolio Manager, Martin Currie; Portfolio Manager of the Fund since 01/10.

David Sheasby, Director of Global Equities & Portfolio Manager, Martin Currie; Portfolio Manager of the Fund since 01/10.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Regular Account: $2,000

Individual Retirement Account: $1,000

Additional Investment Minimum

All Accounts: $100

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 1.800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Special rules apply to investments through such tax-advantaged plans. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	3